Exhibit 10.42

Confidential Materials omitted and filed separately with the

Securities and Exchange Commission. Asterisks denote omissions.

SEVENTH AMENDMENT

TO THE MASTER SERVICES AGREEMENT

between

GENERAL ELECTRIC COMPANY

and

GENPACT INTERNATIONAL INC.

This seventh amendment to the Master Services Agreement dated December 30, 2004 (this “Amendment”) is entered into as of December 21, 2011 by and between GENERAL ELECTRIC COMPANY, a New York corporation with a principal place of business at 3135 Easton turnpike, Fairfield, Connecticut 06431 (“GE”) and GENPACT INTERNATIONAL, INC., a Delaware corporation , having a principal place of business at 105 Madison Avenue, 2nd Floor New York, New York 10016 (“Company”) (GE and Company being collectively referred to herein as the “Parties”).

W I T N E S S E T H:

WHEREAS, GE and its Affiliates entered into a Master Services Agreement with the Company dated as of December 30, 2004 (as amended as of January 1, 2005, December 16, 2005, September 7, 2006, March 27, 2008, November 24, 2009, and January 20, 2010 (the “MSA”).

WHEREAS, GE and the Company wish to extend the term of all currently outstanding Transferred SOWs (as defined in the MSA).

WHEREAS, GE and the Company wish to make certain adjustments and amendments to the MSA respecting all SOWs currently outstanding under the MSA, including with respect to the terms and conditions of the Eligible Transferred SOWs (as defined below).

NOW, THEREFORE, in consideration of the above premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

ARTICLE 1

DEFINED TERMS

1.1 Defined Terms. Capitalized terms not otherwise defined in this Amendment shall have the meaning specified in the MSA.

1.2 Additional Defined Terms. As used herein

“Eligible Transferred SOWs” shall mean all Transferred SOWs for Services related to BPO work, but excluding (a) the SOWs identified in ‘Annexure-1’ hereto and (b) Transferred SOWs (i) of a divested Customer Party, or (ii) that were assigned to an acquirer of assets of a Customer Party, in either case of (i) or (ii) as described in Section 2.4 of the MSA.

“Operating Unit” shall mean the business units in GE as identified in ‘Annexure-2’ hereto.

ARTICLE 2

EXTENSION OF TERM FOR TRANSFERRED SOWs

GE, on behalf of each Customer Party, and Company do hereby amend Section 11.2(a) of the MSA, thereby extending the term of all Transferred SOWs until December 31, 2015, provided that the foregoing extension shall not apply with respect to Transferred SOWs of a divested Customer Party, or that were assigned to an acquirer of assets of a Customer Party, in each case as described in Section 2.4 of the MSA. For avoidance of doubt, the provisions of Section 7.1(a)(iii) of the MSA shall apply during the extended term for those Transferred SOWs that had a five (5) year term prior to the extension, and were previously extended in accordance with Amendment 6.

ARTICLE 3

PRICING

3.1 Productivity Guarantee.

3.1.1 For each remaining year of the Eligible Transferred SOWs extended pursuant to Section 2 above, beginning with calendar year 2012, the Company shall provide to the Customer Group an aggregate Transaction Productivity and/or Cost Productivity measured year-over-year, amounting to at least [**]% of the aggregate value of all Eligible Transferred SOWs billed during the prior year. Productivity will continue to be measured on a Customer SOW-by-Customer SOW basis (including that applied by virtue of Section 7.1 of the MSA). However, for purposes of this Section 3, Productivity shall be aggregated across all Customer SOWs (but excluding, for each Customer SOW, Company’s share of Transaction Productivity pursuant to Section 7.1 of the MSA with the Company committed to provide an aggregate Productivity total of at least the guaranteed Productivity amounts described in this Section 3.1 over the prior year. For the sake of clarity, Productivity requirements under this Section 3.1.1 for calendar year 2012 shall be at the higher of the amount set out in the Sixth Amendment and the rate set out in this Seventh Amendment; the two will not be incremental to each other.

3.1.2 The Company shall calculate Transaction Productivity and Cost Productivity across all Customer SOWs subject to this Section 3 within ninety (90) days following the end of each applicable calendar year and if the aggregate Transaction Productivity and Cost Productivity for all such Customer SOWs is lower than the amount specified in this Section 3 for such calendar year over the prior calendar year, the Company shall pay the difference to GE or provide GE with a credit against future Fees in an amount equal to such difference, as the parties may mutually agree.

3.2 One-Time Credits.

In relation to the renewal of Transferred SOWs in accordance with Article 2 hereof, the Company will grant GE a one-time credit to be computed as [**]% of the total volume of billing for Eligible Transferred SOWs, for calendar year 2011, payable no later than March 31, 2012.

3.3 Deflation Credits.

3.3.1 In addition to the credits referenced in Sections 3.1 and 3.2 of this Amendment, the Company hereby commits to GE that a deflation credit will be provided to GE each year at the rates set out in the table below. The rate for each year will be applied to the total prior year billings for all Eligible Transferred SOWs in effect as of January 1. Any deflation credit attributable to an SOW that is terminated during the year will be pro-rated in accordance with the date of termination.

Calendar Year	Credit
2012	[**]%
2013	[**]%
2014	[**]%
2015	[**]%

The Company shall perform the computation of Deflation Credits within ninety (90) days following the end of each applicable calendar year and provide details of the computation, including actual billing and identification of the the SOW’s used in the computation to GE. If there is a shortfall in the Company’s commitment, the Company shall pay the shortfall to GE or provide GE with a credit against future Fees in an amount equal to such shortfall, in accordance with Article 3.4.

3.4 Expenditure of Credits.

Allocation of the credits to GE at operating unit and SOW level pursuant to Section 3 will be determined by Genpact by February 20, 2012 and by February 20 of each subsequent year. Any remaining credit not worked out at SOW level out of the total commitment or any unexpended credits each year will be allocated at GE’s discretion after consultation with Genpact from time to time. Any signatory to an SOW so allocated a credit may apply such credit in whole or in part against any invoice from the Company under the MSA.

ARTICLE 4

PAYMENT TERMS

4.1 Payment Terms. “Due Date” as defined in Section 9.4 of the MSA is hereby amended so that the payment terms for invoices raised after January 1, 2012, whether settled through IBS or by any other method, and for Transferred SOW’s shall be [**].

4.2 Credit Administration. The Parties agree to cooperate to implement Section 4.1of this Seventh Amendment. The Company shall provide a dashboard of aged outstanding billings for properly submitted invoices for each Operating Unit for each month, sufficiently detailed to include a root cause analysis, and will publish the dashboard to each business sourcing leader of the relevant Operating Unit and to the GE Corporate indirect sourcing leader. The Company will rectify as soon as possible all issues that are within its scope and are agreed were resulting from the Company’s internal process issues. Invoices affected by such deficiencies will not be shown as (nor will they be) due or overdue in the dashboard nor will potential aging start until time of issue correction and proper submission. Similarly, wherever the local business sourcing leader agrees that potential payment delays are on account of GE’s internal processes, GE shall proceed to make required payments in accordance with the Due Dates referred to in Section 9.4 of the MSA as amended from time to time.

ARTICLE 5

TERMINATION FOR CONVENIENCE OF SOWs

Notification of Termination for Convenience for SOWs. Section 11.6 and Section 11.7 of the MSA are hereby amended to provide a Customer Party the right to terminate without cause a (i) SOWwith a term of 6 months or more, upon ninety (90) days’ prior written notice to the Company; and (ii) SOW for a term of less than 6 months, upon thirty (30) days’ prior written notice. The Customer Party must give no less than 150 days’ prior written notice for a Termination for Convenience of one or more SOW’s with a term of 6 months or more that causes a reduction of more than [**] FTEs, during any period of [**], from the scope of Services being provided to any Operating Unit. For avoidance of doubt, the above terms apply when SOWs are completely terminated. Any partial reductions in the number of FTEs (also known as volume ramp downs), while the SOW still remains valid and in force, will require 30 days’ written notice.

ARTICLE 6

PRICING SIMPLIFICATION & CONSISTENCY

The Company will make reasonable commercial efforts, subject to agreement with the Customer Party, to migrate towards transactional and output based Fees for all relevant SOWs covered under this Amendment.

ARTICLE 7

GENERAL

Governing Law. This Amendment will be governed by and construed and enforced in accordance with, the Laws of the State of New York, without regard to conflict of laws principles thereof.

General Provisions. The provisions of Sections 22.5, 22.6, 22.7, 22.8, 22.12, 22.13, 22.14, 22.15, 22.16 and 22.18 of the MSA shall apply to this Amendment and all references to the MSA in such sections shall be read as applying to the MSA as amended by this Amendment.

[The remainder of this page has been intentionally left blank.]

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be duly executed by their respective duly authorized representatives as of the day and year first above written.

GENERAL ELECTRIC COMPANY

By:	/s/ Douglas Seymour

Name:	Douglas Seymour

Title:	GM – Global Business Services

GENPACT INTERNATIONAL INC

By:	/s/ Victor Guaglianone

Name:	Victor Guaglianone

Title:	SVP

Annexure-1

TABLE-1

List of Transferred SOWs not forming part of Eligible Transferred SOWs as defined in this Amendment 7.

(Productivity for these Transferred SOWs has already been agreed under Change Order Number 2, dated August 1st, 2011 executed between GE Capital Finance Australasia Pty Ltd and the Company).

List of Process ID with GE Capital Finance Australasia Pty Ltd
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TABLE-2

List of Transferred SOWs not forming part of Eligible Transferred SOWs as defined in this Amendment 7.

(In respect of Transferred SOWs identified in Table-2 below:

A.	Company hereby commits to GE that a one-time Deflation Credit will be provided to GE each year at the rates set out below. The rate for each year will be applied to the Transferred SOWs stated below which is in effect as of January 1. Any deflation credit attributable to a Transferred SOWs stated below that is terminated during the year will be pro-rated in accordance with the date of termination.

Calendar Year	Rate
Year 2012	[**]% on the billing for calendar year 2011, payable by the Company on or before March 31, 2012
Year 2013	[**]% on the billing during 2013, payable by the Company on or before December 31, 2013
Year 2014	[**]% on the billing during 2014, payable by the Company on or before December 31, 2014
Year 2015	[**]% on the billing during 2015, payable by the Company on or before December 31, 2015

For the sake of calculating the annual billing for Calendar Years 2013, 2014 and 2015, Parties shall take the actual revenues from January 1 of a year to November 30 of that year and estimated revenues for the month of December of that year.

B.	In addition to the Deflation Credit stated above, Company shall provide to GE a Productivity @[**]% every year on the aggregate calendar year billing from the Transferred SOWs identified in this Table-2.)

Genpact Process ID for GE Capital Retail Bank (Americas)
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TABLE-3

List of Transferred SOWs not forming part of Eligible Transferred SOWs only for the purposes of Section 3.2, 3.3 and 3.4 of Amendment 7. The intent of the Parties is to include in this Table all Transferred SOW’s for BPO Services not performed in [**].

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Annexure-2

Operating Unit(s) in GE

(as on December 16, 2011)

GE Segment	Operatin Unit
Aviation	Military Systems

Aviation	Commercial Engines

Aviation	Engine Services

Corporate	Corporate

Energy Infra	Power

Energy Infra	Water

Energy Infra	Energy Services

Energy Infra	Oil_and_Gas

GE Capital	Capital Corporate

GE Capital	Capital Solutions

GE Capital	CLL Asia

GE Capital	CLL Europe

GE Capital	CLL Other CF

GE Capital	Consumer

GE Capital	CRE

GE Capital	Energy Financial Services

GE Capital	GECAS

Healthcare	Performance Solutions

Healthcare	Healthcare IT

Healthcare	Life Sciences

Healthcare	Medical Diagnostics

Home_and_Business	Appliances

Home_and_Business	Lighting

Home_and_Business	Others

Home_and_Business	Intelligent Platforms

Transportation	Transportation